Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, John A. Johnson, Chief Executive Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 27, 2005                      /s/ John A. Johnson
     ------------                       ----------------------------------------
                                        John A. Johnson, Chief Executive Officer
                                        (principal executive officer)



I, Kimberley E. Wooding, Chief Financial Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 27, 2005                         /s/ Kimberley E. Wooding
     -------------------                   -------------------------------------
                                           Kimberley E. Wooding, Chief Financial
                                           Officer
                                           (principal financial officer)